Exhibit 99.1

PPG Industries, Inc. One PPG Place Pittsburgh, Pennsylvania 15272 USA www.ppg.com

News	Contact: Jeremy Neuhart PPG Corporate Communications 412-434-3046 neuhart@ppg.com Investors: Vince Morales PPG Investor Relations 412-434-3740 vmorales@ppg.com

PPG announces preliminary results of exchange offer; intends to accept tendered shares and expects closing of the separation of its commodity chemicals business and the merger of the business with Georgia Gulf later today

PITTSBURGH, Jan. 28, 2013 – PPG Industries (NYSE: PPG) today announced the preliminary results of its exchange offer for PPG common stock in connection with the previously announced separation of PPG’s commodity chemicals business and the merger of Eagle Spinco Inc., the PPG subsidiary holding its commodity chemicals business, with a subsidiary of Georgia Gulf Corporation (NYSE: GGC). PPG intends to accept shares tendered in the exchange offer, subject to proration, and expects the closing of the merger to occur immediately thereafter later today, following the satisfaction of all closing conditions. Upon the completion of the merger, the combined company formed by uniting Georgia Gulf with PPG’s commodity chemicals business will be named Axiall Corporation and will be traded on the New York Stock Exchange under the ticker symbol AXLL.

In the exchange offer, PPG shareholders had the option to exchange some, none or all of their shares of PPG common stock for shares of Eagle Spinco common stock, subject to proration. Following the closing of the merger, each share of Eagle Spinco common stock will automatically be converted into the right to receive one share of Georgia Gulf common stock. As a result, PPG shareholders who tendered their shares of PPG common stock as part of the exchange offer will own 3.2562 shares of Georgia Gulf common stock for each share of PPG common stock accepted for exchange.

Exchange Offer Results

Pursuant to the exchange offer, which expired today at 8:00 a.m., New York City time, and based on a preliminary count by the exchange agent, a total of 72,122,892 shares of PPG common stock were validly tendered and not properly withdrawn prior to the expiration of the exchange offer, including 34,973,611 shares tendered pursuant to guaranteed delivery procedures. The total number of shares tendered includes an estimated 583,043 shares of PPG common stock tendered by odd-lot shareholders not subject to proration. PPG will exchange a total of 10,825,227 shares of PPG common stock in the exchange offer.

Based on the total number of shares of PPG common stock reported to be tendered and not properly withdrawn prior to the expiration of the exchange offer, the exchange offer was oversubscribed by approximately 61,297,665 shares, including 34,973,611 shares tendered pursuant to guaranteed delivery procedures, resulting in a preliminary proration factor of approximately 14.32 percent.

PPG will not be able to determine the final proration factor until the delivery of shares of PPG common stock tendered by guaranteed delivery is completed at 5:00 p.m., New York City time, on Jan. 31, 2013. PPG will publicly announce the final proration factor, which may be different from today’s preliminary estimate, as soon as it has been determined.

Because more than 10,825,227 shares of PPG common stock were tendered, following the anticipated closing of the merger, all shares of Eagle Spinco common stock owned by PPG will be distributed in the exchange offer, and no shares of Eagle Spinco common stock will be distributed as a pro rata dividend.

About PPG and Its Commodity Chemicals Business

PPG Industries’ vision is to continue to be the world’s leading coatings and specialty products company. Through leadership in innovation, sustainability and color, PPG helps customers in industrial, transportation, consumer products, and construction markets and aftermarkets to enhance more surfaces in more ways than does any other company. Founded in 1883, PPG has global headquarters in Pittsburgh and operates in nearly 70 countries around the world. Sales in 2012 were $15.2 billion. PPG shares are traded on the New York Stock Exchange (symbol: PPG). For more information, visit www.ppg.com.

PPG’s commodity chemicals business is a global producer of chlorine, caustic soda and related chemicals for use in applications such as chemical manufacturing, pulp and paper production, water treatment, plastics production and agricultural products, with manufacturing facilities in the U.S., Canada and Taiwan.

Forward-Looking Statements

Statements in this news release relating to matters that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 reflecting PPG Industries’ current view with respect to future events or objectives and financial or operational performance or results. These matters involve risks and uncertainties as discussed in PPG Industries’ periodic reports on Form 10-K and Form 10-Q, and its current reports on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”). Accordingly, many factors could cause actual results to differ materially from the company’s forward-looking statements. This news release also contains statements about PPG Industries’ agreement to separate its commodity chemicals business and merge it with Georgia Gulf Corporation or a subsidiary of Georgia Gulf (the “Transaction”) and its offer to exchange shares of PPG common stock for shares of Eagle Spinco Inc. common stock (and ultimately shares of Georgia Gulf common stock) (the “Exchange Offer”). Many factors could cause actual results to differ materially from the company’s forward-looking statements with respect to the Transaction and the Exchange Offer, including the number of shares of PPG common stock tendered and accepted; the number of shares of Eagle Spinco (and ultimately Georgia Gulf) common stock issued in the Exchange Offer; the ultimate pricing, discount and other parameters of the Exchange Offer; the parties’ ability to satisfy the conditions of the Transaction; the parties’ ability to complete the Transaction on anticipated terms and schedule, including the ability of PPG to successfully complete the Exchange Offer and the ability of the parties to obtain regulatory approvals; risks relating to any unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; business and management strategies for the management, expansion and growth of Georgia Gulf’s operations; Georgia Gulf’s ability to integrate PPG’s commodity chemicals business successfully after the closing of the Transaction and to achieve anticipated synergies; and the risk that disruptions from the Transaction will harm PPG’s or Georgia Gulf’s business. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on PPG’s consolidated financial condition, results of operations or liquidity. Forward-looking statements speak only as of the date of their initial issuance, and PPG does not undertake any obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Georgia Gulf, PPG’s commodity chemicals business or PPG. In connection with the Transaction, Georgia Gulf has filed with the SEC a registration statement on Form S-4 that includes a prospectus of Georgia Gulf relating to the Transaction. In addition, Eagle Spinco Inc., a subsidiary of PPG Industries, has filed with the SEC a registration statement on Form S-4 and S-1 that includes a prospectus of the PPG commodity chemicals business relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS AND PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT GEORGIA GULF, PPG’S COMMODITY CHEMICALS BUSINESS AND THE TRANSACTION. Investors and security holders may obtain these materials and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statements and prospectus may be obtained free of charge by accessing Georgia Gulf’s website at www.ggc.com and clicking on the “Investors” link and then on the “SEC Filings” link, or upon written request to Georgia Gulf, Georgia Gulf Corporation, 115 Perimeter Center Place, Suite 460, Atlanta, GA 30346, Attention: Investor Relations, or from PPG upon written request to PPG, PPG Industries, Inc., One PPG Place, Pittsburgh, PA 15272, Attention: Investor Relations. Shareholders also may read and copy any reports, statements and other information filed by Georgia Gulf, PPG or Eagle Spinco with the SEC at the SEC public reference room at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.